Execution Version 176746200_4 AMENDMENT NO. 10 TO CREDIT AGREEMENT (INCREMENTAL TERM A LOAN) This AMENDMENT NO. 10 TO CREDIT AGREEMENT (this “Amendment”), dated as of July 26, 2023, is entered into by and among KBR, INC., a Delaware corporation (“KBR”), the Guarantors (as identified on the signature pages hereto, and together with KBR, the “Loan Parties”), each Term A-4 Lender (as defined below), certain of the Existing Lenders (as defined below) party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as the Swing Line Lender (as defined in the Existing Credit Agreement (as defined below)), and each L/C Issuer (as defined in the Existing Credit Agreement). RECITALS WHEREAS, the Borrowers, the Administrative Agent and certain banks and other financial institutions (to the extent of their Loans and Commitments under the Existing Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving and term loan facilities to KBR; WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, and pursuant to Section 2.14 of the Existing Credit Agreement, KBR has requested that (a) the Lenders party hereto agree to provide an Incremental Term A Loan in an aggregate principal amount of $200,000,000 (the “Term A-4 Loan”), and each of the Lenders with a commitment to the Term A-4 Loan in the amount listed on Exhibit A hereto (such Lenders, the “Term A-4 Lenders”) is willing to effect such Term A-4 Loans, as provided in, and on the terms and conditions contained in, this Amendment and the Existing Credit Agreement and (b) the Existing Credit Agreement be amended in the manner provided herein (the transactions described in this paragraph, collectively, the “Transactions”). NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement or Amendment No. 8 (as defined below), as applicable. 2. Term A-4 Loans. Subject to the terms and conditions hereof and in accordance with Section 2.14 of the Existing Credit Agreement: (a) Making of Term A-4 Loans. Each Term A-4 Lender hereby severally agrees to make Term A-4 Loans to KBR in an aggregate amount equal to $200,000,000 in a single drawing on the Amendment No. 10 Effective Date (as defined below), with each such Term A-4 Lender making Term A- 4 Loans in the aggregate principal amount set forth for such Term A-4 Lender on Exhibit A hereto and each such Term A-4 Lender’s “Applicable Percentage” with respect to the Term A-4 Loans being the applicable percentage of such Term A-4 Lender set forth on Exhibit A hereto, on the terms and subject to the conditions set forth in this Amendment. Any Term A-4 Loans borrowed and subsequently repaid or prepaid may not be reborrowed. For purposes of a Borrowing of Term A-4 Loans, or a continuation of a Term A-4 Loan, KBR shall use the Term A-4 Loan Notice attached to this Amendment as Exhibit B.

2 176746200_4 (b) Term A-4 Loans Provisions. The Term A-4 Loans shall: (i) constitute Obligations, Incremental Term A Loans, Term Loans and Loans under the Credit Agreement and the other Loan Documents and have all of the benefits thereof, (ii) be secured by the Collateral and rank pari passu in right of payment and security with the existing Loans under the Credit Agreement and (iii) except as specifically provided in this Amendment, be subject to all the same terms and conditions (including, without limitation, (A) borrowing, conversion, continuation and prepayment terms, (B) prepayment rights and rights with respect to Events of Default and (C) the conforming changes and successor rate provisions set forth in that certain Amendment No. 8 to Credit Agreement dated as of February 6, 2023 (“Amendment No. 8”)) as the Term A-2 Loans under the Term A-2 Facility. The Term A-4 Loans constitute term “A” loans and not term “B” loans. Notwithstanding, but without limitation of, the foregoing: (i) the following new definitions are added to the Credit Agreement in their proper alphabetical order: “Amendment No. 8” means that certain Amendment No. 8 to Credit Agreement dated as of February 6, 2023. “Amendment No. 10” means that certain Amendment No. 10 to Credit Agreement dated as of the Tenth Amendment Closing Date. “Required Term A-4 Lenders” means, as of any date of determination, Term A-4 Lenders having Total Term A-4 Loan Exposure representing more than 50% of the Total Term A-4 Loan Exposure of all Term A-4 Lenders on such date; provided that the portion of the Term A-4 Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term A-4 Lenders. “Tenth Amendment Closing Date” means July 26, 2023. “Term A-4 Borrowing” means a borrowing consisting of simultaneous Term A-4 Loans of the same Type and, in the case of Term A-4 Loans bearing interest at Affected Facility Term SOFR (as defined in Amendment No. 8), having the same Interest Period made by each of the Term A-4 Lenders pursuant to Section 2.01(a)(iv). “Term A-4 Commitment” means, as to each Term A-4 Lender, its obligation to make Term A-4 Loans to the Borrower pursuant to Section 2.01(a)(iv) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A-4 Lender’s name on Schedule 2.01 under the caption “Term A-4 Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term A-4 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Term A-4 Facility” means, at any time, (a) on the Tenth Amendment Closing Date, the aggregate amount of the Term A-4 Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term A-4 Loans of all Term A-4 Lenders outstanding at such time. The Term A-4 Facility shall be a Dollar denominated facility available, as otherwise provided herein, in Dollars. “Term A-4 Lender” means, at any time, any Lender that has a Term A-4 Commitment or that holds Term A-4 Loans at such time. “Term A-4 Loan” means an advance made by any Term A-4 Lender under the Term A-4 Facility.

3 176746200_4 “Term A-4 Loan Notice” means a notice of (a) a borrowing of the Term A-4 Loans on the Tenth Amendment Closing Date, (b) a conversion of Term A-4 Loans from one Term A-4 Loan Type to the other, or (c) a continuation of Term A-4 Loans bearing interest at Affected Facility Term SOFR, which shall be substantially in the form of Exhibit B attached to Amendment No. 10 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of KBR. “Term A-4 Note” means a promissory note made by the Borrower in favor of a Term A-4 Lender evidencing Term A-4 Loans made by such Term A-4 Lender, substantially in the form of the Term A-4 Note attached as Exhibit C to Amendment No. 10. “Total Term A-4 Loan Exposure” means, as to any Term A-4 Lender at any time, the unused Term A-4 Commitments (if any) and the Outstanding Amount of all Term A-4 Loans of such Term A-4 Lender at such time. The new definitions set forth in this clause (b)(i) (except for “Amendment No. 8”, “Amendment No. 10” and “Tenth Amendment Closing Date”) shall have the same usage in the Credit Agreement as the corresponding defined terms set forth in the Existing Credit Agreement with respect to the Term A- 2 Loans and the Term A-2 Loan Facility. (ii) the definition of “Borrowing” shall be amended and restated to read as follows: “ ‘Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, a Term A- 1 Borrowing, a Term A-2 Borrowing, a Term A-3 Borrowing, Term A-4 Borrowing or a Term B Borrowing, as the context may require.” (iii) the definition of “Term Facility” shall be amended and restated to read as follows: “ ‘Term Facility’ means the Term A-1 Facility, the Term A-2 Facility, Term A-3 Facility and the Term A-4 Facility, together.” (iv) Section 2.01(a) shall be amended to add a new Section 2.01(a)(iv) to read as follows: “The Term A-4 Borrowings. Subject to the terms and conditions set forth herein, each Term A-4 Lender severally agrees to make a single loan in Dollars to the Borrower, on the Tenth Amendment Closing Date for the Term A-4 Facility, in an aggregate amount not to exceed such Term A-4 Lender’s Term A-4 Commitment. The Term A-4 Borrowing shall consist of Term A-4 Loans made simultaneously by the Term A-4 Lenders in accordance with their respective Term A-4 Commitments. Amounts borrowed under this Section 2.01(a)(iv) and repaid or prepaid may not be reborrowed. Term A-4 Loans made pursuant to the Term A-4 Borrowings under this Section 2.01(a)(iv) shall constitute a single Term A-4 Facility. Term A-4 Loans may be Term A-4 Loans bearing interest at Affected Facility Base Rate (as defined in Amendment No. 8) (if in Dollars only) or Term A-4 Loans bearing interest at Affected Facility Term SOFR, as further provided herein. (v) Section 2.07(a) shall be amended to add a new Section 2.07(a)(iv) to read as follows:

4 176746200_4 “(iv) After the Tenth Amendment Closing Date, the Term A-4 Borrower shall repay to the Term A-4 Lenders the aggregate principal amount of all Term A-4 Loans in quarterly principal installments equal to 0.625% of the aggregate principal amount of the Term A-4 Loans actually made on the Tenth Amendment Closing Date, and subject to adjustment for any applicable Incremental Term Loan) (which principal amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) on the last Business Day of each March, June, September and December (commencing on the last Business Day of the first full fiscal quarter ending after the Tenth Amendment Closing Date; provided, however, that the final principal repayment installment of the Term A-4 Loans shall be repaid on the Maturity Date for Term A-4 Facility, and in any event shall be in an amount equal to the aggregate principal amount of all Term A-4 Loans outstanding on such date. (vi) Section 6.11 shall be amended and restated to read in its entirety as follows: “Use the proceeds of the Loans on or after the Closing Date, (a) with respect to proceeds of the Term B Facility, solely to fund a portion of the Transactions (including the Acquisition) on the Closing Date, (b) with respect to proceeds of the Term A-1 Facility prior to the Amendment No. 7 Effective Date and the Term A-2 Facility, solely to fund completion payments required to be funded in connection with the completion of the Ichthys Project through the Ichthys Project Joint Ventures and/or for reimbursements for any such completion payments funded prior to the Closing Date, (c) with respect to the proceeds of the Term A-3 Facility, to repay outstandings under the Revolving Credit Facility on or about the Fifth Amendment Closing Date and to pay fees and expenses in connection with the Fifth Amendment, (d) with respect to the Revolving Credit Facility, to finance a portion of the Transactions and otherwise to provide ongoing working capital and for other general corporate purposes (including Permitted Acquisitions) not in contravention of any Law or of any Loan Document, (e) with respect to proceeds of the Term A-1 Facility on and after the Amendment No. 7 Effective Date, solely to refinance in full the Term A-1 Loans outstanding immediately prior to the Amendment No. 7 Effective Date and (f) with respect to the proceeds of the Term A-4 Facility, solely to repay outstanding Borrowings under the Revolving Credit Facility on or about the Tenth Amendment Closing Date.” (c) Interest on Term A-4 Loans. (i) Subject to the provisions of the Credit Agreement with respect to default interest, the Term A-4 Loans shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to Affected Facility Term SOFR or the Affected Facility Base Rate, as the case may be, plus the “Term A-4 Applicable Rate” as defined and set forth on Appendix A attached to this Amendment. Each reference to “Applicable Rate” in the Credit Agreement when used with respect to Term A-4 Loans shall be deemed to refer to Term A-4 Applicable Rate. (ii) Interest on each Term A-4 Loan that is a Term A-4 Loan bearing interest at Affected Facility Term SOFR shall be due and payable in arrears on each Affected Facility Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any such Term A-4 Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05 of the Credit Agreement. Interest on each Term A-4 Loan that is a Term A-4 Loan bearing interest at Affected Facility Base Rate shall be due and payable in accordance with the payment of interest on such Term

5 176746200_4 A-4 Loans under the Credit Agreement. Interest on the Term A-4 Loans shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law. 3. Other Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment No. 10 Effective Date, the Existing Credit Agreement is hereby amended as follows: (a) The definition of “Permitted Bridge Indebtedness” in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition and replacing it with the following in lieu thereof: “ ‘Permitted Bridge Indebtedness’ means any customary bridge facility of the Borrower or any Restricted Subsidiary that (a) so long as the use of proceeds is limited to the payment of consideration and related fees, expenses and transaction costs for an acquisition not prohibited hereunder, such facility is issued with the intent to convert such facility into Indebtedness that satisfies all applicable maturity and weighted average life limitations or (b) otherwise provides that if such facility is not converted into the intended conversion product, is automatically convertible into Indebtedness that satisfies all applicable maturity and weighted average life limitations.” 4. Representations and Warranties. By its execution hereof, each Loan Party hereby represents and warrants to the Administrative Agent and the Term A-4 Lenders as follows: (a) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect; (b) this Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party (and the Credit Agreement, as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto), in each case enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) before and after giving effect to this Amendment (including the incurrence of the Term A-4 Loans), the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment No. 10 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

6 176746200_4 (d) before and after giving effect to this Amendment (including the incurrence of the Term A-4 Loans), no Default exists. 5. Amendment No. 10 Effective Date. (a) This Amendment (including the incurrence of the Term A-4 Loans) will become effective on the first date (the “Amendment No. 10 Effective Date”) on which the following conditions precedent are satisfied: (i) the Administrative Agent and the Term A-4 Lenders shall have received, in form and substance reasonably satisfactory to them, each of the following: (A) counterparts of this Amendment duly executed by (1) each Loan Party, (2) the Administrative Agent, (3) each Term A-4 Lender and (4) Lenders constituting the Required Lenders; (B) (1) the documentation and other information with respect to each Loan Party that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, and (2) if KBR qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to KBR; (C) one or more certificates of a Responsible Officer of each Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, certifying in his/her capacity as such, as of the Amendment No. 10 Effective Date: (1) as to the accuracy of the representations and warranties set forth in Section 4 above; (2) that since December 31, 2022, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; (3) that the resolutions or written consent adopted by such Loan Party approving or consenting to the Term A-4 Loans and the Organization Documents (including all amendments thereto) of such Loan Party (A) have not been modified, amended, rescinded or replaced since such Organization Documents were last delivered and certified to the Administrative Agent and continue to be in full force and effect as of the Amendment No. 10 Effective Date or (B) are attached thereto and are true and correct copies thereof, in full force and effect as of the Amendment No. 10 Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be) under this clause (B), shall be certified (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation; and (4) that the attached document(s) and certification(s) as reasonably required by the Administrative Agent to evidence that such Loan Party is duly organized or formed, validly existing, in good standing (to the extent applicable) and qualified to engage in business in such Loan Party’s jurisdiction of

7 176746200_4 incorporation or formation are true and correct copies thereof, in full force and effect as of the Amendment No. 10 Effective Date and certified by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date prior to the Amendment No. 10 Effective Date reasonably satisfactory to the Administrative Agent; (D) to the extent requested not later than two Business Days prior to the Amendment No. 10 Effective Date, the Administrative Agent shall have received notes (which shall constitute Term A-4 Notes), if any, executed by KBR in favor of each Term A-4 Lender requesting such Term A-4 Notes; provided that any failure to request any such Term A-4 Note in connection with the Amendment No. 10 Effective Date shall not limit the ability of any Term A-4 Lender to request a Term A-4 Note from time to time pursuant to the Credit Agreement; (E) opinions of counsel for KBR in each relevant jurisdiction (as agreed by KBR and the Administrative Agent), dated the Amendment No. 10 Effective Date and addressed to the Administrative Agent and the Term A-4 Lenders, in form and substance reasonably acceptable to the Administrative Agent; (ii) all fees and expenses required to be paid in connection with this Amendment (including (A) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and/or its Affiliates (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel (subject to the limitations set forth in Section 10.04(a)(i) of the Credit Agreement)) and (B) all fees due pursuant to that certain Fee Letter dated as of July 14, 2023 between BofA Securities, Inc. and KBR) shall have been paid (in the case of expenses, to the extent that KBR has received an invoice therefor at least three Business Days prior to the Amendment No. 10 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced)); and (iii) the Administrative Agent shall have received a Term A-4 Loan Notice for the advance of the Term A-4 Loans to occur on the Amendment No. 10 Effective Date, provided that if such notice requests that the Term A-4 Loans be made on the Amendment No. 10 Effective Date as Term A-4 Loans bearing interest at Affected Facility Term SOFR, such notice shall have been received at least one Business Day prior to the Amendment No. 10 Effective Date. (b) Each Term A-4 Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 5 to be consented to or approved by or acceptable or satisfactory to a Term A-4 Lender unless the Administrative Agent shall have received notice from such Term A-4 Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment No. 10 Effective Date specifying its objection thereto. (c) From and after the Amendment No. 10 Effective Date, the Credit Agreement is amended as set forth herein. (d) Except as expressly amended and/or waived pursuant hereto, the Existing Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

8 176746200_4 (e) The Administrative Agent will notify KBR and the Lenders of the occurrence of the Amendment No. 10 Effective Date. 6. No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement, the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, including the Term A-4 Loans constituting Loans and Obligations under the Credit Agreement, (b) confirms and affirms all of its obligations under the Loan Documents, (c) confirms and affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Amendment No. 10 Effective Date immediately prior to and immediately after the effectiveness of the amendments provided by this Agreement and any Obligations outstanding at any time under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. 7. Miscellaneous. (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Term A-4 Lender and each other Loan Party, and their respective successors and assigns. (c) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT LIMITING THE FOREGOING SENTENCE, THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (d) This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement. (e) If any provision of this Amendment, the Existing Credit Agreement as amended hereby or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity

9 176746200_4 and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Borrowers agree to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. (g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement. 8. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time in accordance with the terms thereof. 9. Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. 11. Agents and Arrangers. Each Lender (or Affiliate thereof) listed on the cover page of the Existing Credit Agreement as a “Co-Syndication Agent”, “Co-Documentation Agent”, “Joint Lead Arranger” and/or “Joint Bookrunner” shall have each such title with respect to this Amendment and the Term A-4 Loans provided hereunder. [Signature Pages Follow.]

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. LOAN PARTIES: KBR, INC., a Delaware corporation, as KBR, Borrower By: /s/ Stuart J. B. Bradie Name: Stuart J. B. Bradie Title: President & Chief Executive Officer KELLOGG BROWN & ROOT LLC, a Delaware limited liability company, as a Guarantor By: /s/ Stuart J. B. Bradie Name: Stuart J. B. Bradie Title: President & Chief Executive Officer KBR ENGINEERING COMPANY, LLC, a Delaware limited liability company, as a Guarantor By: /s/ J. Jay Ibrahim Name: J. Jay Ibrahim Title: President, Sustainable Technology Solutions KBR SERVICES, LLC, a Delaware limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S.

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) KBR WYLE SERVICES, LLC, a Delaware limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. KBR CONSTRUCTION COMPANY, LLC, a Delaware limited liability company, as a Guarantor By: /s/ J. Jay Ibrahim Name: J. Jay Ibrahim Title: President, Sustainable Technology Solutions GLOBAL LOGISTICS SUPPORT, LLC, a Delaware limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. KBR DIEGO GARCIA, LLC, a Delaware limited liability company, as a Guarantor By: /s/ Dough Hill Name: Doug Hill Title: Senior Vice President KBR HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor By: /s/ Stuart J. B. Bradie Name: Stuart J. B. Bradie Title: President & Chief Executive Officer

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) KBR OVERSEAS, INC., a Delaware corporation, as a Guarantor By: /s/ Stuart J.B. Bradie Name: Stuart J.B. Bradie Title: President & Chief Executive Officer KBR TECHNICAL SERVICES, INC., a Delaware corporation, as a Guarantor By: /s/ Stuart J.B. Bradie Name: Stuart J.B. Bradie Title: President & Chief Executive Officer WYLE INC., a Delaware corporation, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. 3 MAST HOLDINGS, LLC, a Virginia limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. DEPENDABLE GLOBAL SOLUTIONS, LLC, a Virginia limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S.

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) KORD TECHNOLOGIES, LLC, a Delaware limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. TECHNICAL STAFFING RESOURCES, LLC, a Delaware limited liability company, as a Guarantor By: /s/ Sonia Galindo Name: Sonia Galindo Title: Executive Vice President, General Counsel & Corporate Secretary TITUS GROUP, LLC, a Virginia limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S. WINDJAMMER, LLC, a Delaware limited liability company, as a Guarantor By: /s/ William Byron Bright Name: William Byron Bright Title: President, Government Solutions – U.S.

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Melissa Mullis Name: Melissa Mullis Title: Vice President

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) BANK OF AMERICA, N.A., as a Term A-4 Lender and a Lender By: /s/ Mukesh Singh Name: Mukesh Singh Title: Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Incremental Term A Loan) HSBC BANK USA, N.A., as a Term A-4 Lender By: /s/ Alberto Caudillo Name: Alberto Caudillo Title: Sr. Relationship Manager Officer ID: 23427 HSBC BANK USA, N.A., as a Lender By: /s/ Alberto Caudillo Name: Alberto Caudillo Title: Sr. Relationship Manager Officer ID: 23427

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) BNP PARIBAS, as a Term A-4 Lender and a Lender By: /s/ Rick Pace Name: Rick Pace Title: Managing Director By: /s/ Kyle Fitzpatrick Name: Kyle Fitzpatrick Title: Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) CAPITAL ONE, N.A., as a Term A-4 Lender and a Lender By: /s/ Brian Keane Name: Brian Keane Title: Authorized Signatory

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) CITIBANK, N.A., as a Term A-4 Lender and a Lender By: /s/ Jim Oleskewicz Name: Jim Oleskewicz Title: Vice President

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) CITIZENS BANK, N.A., as a Term A-4 Lender and a Lender By: /s/ Dan Laurenzi Name: Dan Laurenzi Title: Managing Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) MUFG BANK, LTD., as a Term A-4 Lender and a Lender By: /s/ Lorcan McGrath Name: Lorcan McGrath Title: Vice President

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) PNC BANK, NATIONAL ASSOCIATION, as a Term A-4 Lender and a Lender By: /s/ Eric H. Williams Name: Eric H. Williams Title: Senior Vice President

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Term A-4 Lender and a Lender By: /s/ Joe Lattanzi Name: Joe Lattanzi Title: Managing Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) TRUIST BANK, as a Term A-4 Lender and a Lender By: /s/ Anika Kirs Name: Anika Kirs Title: Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) REGIONS BANK, as a Term A-4 Lender and a Lender By: /s/ Tyler Tirpak Name: Tyler Tirpak Title: Vice President

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) STANDARD CHARTERED BANK, as a Term A-4 Lender and a Lender By: /s/ Kristopher Tracy Name: Kristopher Tracy Title: Director, Financing Solutions

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) SUMITOMO MITSUI BANKING CORPORATION, as a Term A-4 Lender By: /s/ Jeffrey Cobb Name: Jeffrey Cobb Title: Director SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Jeffrey Cobb Name: Jeffrey Cobb Title: Director

KBR, Inc. Signature Pages Amendment No. 10 to Credit Agreement (Refinancing Amendment) RIYAD BANK HOUSTON AGENCY, as a Term A-4 Lender and a Lender By: /s/ Chris Chambers Name: Chris Chambers Title: General Manager By: /s/ Roxanne Crawford Name: Roxanne Crawford Title: Vice President, Administrative Officer

Annex A
Term A-4 Applicable Rate

"Term A-4 Applicable Rate" means (a) with respect to the Term A-4 Facility, (i) from the Tenth Amendment Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement for the first fiscal quarter ending after the Tenth Amendment Closing Date, 1.75% per annum for Term A-4 Loans bearing interest at Affected Facility Term SOFR, 0.75% per annum for Term A-4 Loans bearing interest at Affected Facility Base Rate, and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) of the Credit Agreement:

Pricing Level	Consolidated Net Leverage Ratio	Affected Facility Term SOFR Loans	Affected Facility Base Rate Loans
1	≥ 4.25:1.00	2.25%	1.25%
2	< 4.25:1.00, but ≥ 3.25:1.00	2.00%	1.00%
3	< 3.25:1.00, but ≥ 2.25:1.00	1.75%	0.75%
4	< 2.25:1.00, but ≥ 1.25:1.00	1.50%	0.50%
5	< 1.25:1.00	1.25%	0.25%

With respect to the Term A-4 Facility any increase or decrease in the Term A-4 Applicable Rate resulting from a change in the Consolidated Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) of the Credit Agreement; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Term A-4 Lender the Pricing Level 1 shall apply in respect of the Term A-4 Facility, as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, the determination of the Term A-4 Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) of the Credit Agreement.

Annex A
(to Amendment No. 10 of KBR Inc.)

176746200_4

Exhibit A (to Amendment No. 10 of KBR Inc.) 176746200_4 Exhibit A Commitments and Applicable Percentages for Term A-4 Loan Lender Term A-4 Commitment Applicable Percentage of Term A-4 Loan Bank of America, N.A. $ 21,000,000.00 10.500000000% HSBC Bank USA, N.A. $ 34,600,000.00 17.300000000% BNP Paribas $ 17,300,000.00 8.650000000% Capital One, National Association $ 13,300,000.00 6.650000000% Citibank, N.A. $ 13,300,000.00 6.650000000% Citizens Bank, N.A. $ 13,300,000.00 6.650000000% MUFG Bank, Ltd $ 13,300,000.00 6.650000000% PNC Bank, National Association $ 13,300,000.00 6.650000000% The Bank of Nova Scotia, Houston Branch $ 13,300,000.00 6.650000000% Truist Bank $ 13,300,000.00 6.650000000% Regions Bank $ 10,000,000.00 5.000000000% Standard Chartered Bank $ 9,500,000.00 4.750000000% Sumitomo Mitsui Banking Corporation $ 9,500,000.00 4.750000000% Riyad Bank Houston Agency $ 5,000,000.00 2.500000000% Total $200,000,000.00 100.000000000%

Exhibit B (to Amendment No. 10 of KBR Inc.) 176746200_4 Exhibit B FORM OF TERM A-4 LOAN NOTICE Date: ___________, 202_ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of April 25, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among KBR, Inc., a Delaware corporation (“KBR”), the other Borrowers party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. KBR hereby requests (select one): a Term A-4 Borrowing of Term A-4 Loans a conversion or continuation of Term A-4 Loans 1. On ________________________________ (a Business Day). 2. In the amount of $________________________. 3. Comprised of _______________________________. [Term A-4 Loan Type requested] 4. For Term A-4 Loans bearing interest at Affected Facility Term SOFR: with an Interest Period of [1][3] months. [Signature page follows.]

Exhibit B (to Amendment No. 10 of KBR Inc.) KBR, INC. By: Name: Title:

Exhibit C (to Amendment No. 10 of KBR Inc.) 176746200_4 FORM OF TERM A-4 NOTE FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term A-4 Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of April 25, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. The Borrower promises to pay interest on the unpaid principal amount of each Term A-4 Loan from the date of such Term A-4 Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office for Dollars. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement. This Term A-4 Note is one of the Term A-4 Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term A-4 Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term A-4 Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term A-4 Note and endorse thereon the date, amount and maturity of its Term A-4 Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term A-4 Note.

Exhibit C (to Amendment No. 10 of KBR Inc.) 176746200_4 THIS TERM A-4 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. KBR, INC. By: Name: Title: